UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 8, 2007
                                                 -------------------------------


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-29709                        23-3028464
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street,  Harleysville, Pennsylvania                          19438
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(Address of principal executive offices)                              (Zip Code)


(Registrant's telephone number, including area code)     (215) 256-8828
                                                    ----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01    Changes  in Registrant's Certifying Accountant.
             ----------------------------------------------

         On January 8, 2007 (the "Notice Date"), the Audit Committee of the Board of Directors of Harleysville Savings Financial Corporation (the "Company") notified Deloitte & Touche LLP ("Deloitte") that they have been dismissed as the Company's independent registered public accounting firm, effective immediately.

         On the Notice Date, the Audit Committee notified Beard Miller Company LLP ("Beard Miller") that they have been engaged to serve as the Company's independent registered public accounting firm. The appointment of Beard Miller and the dismissal of Deloitte were effected by the Audit Committee.

         Deloitte performed audits of the Company's consolidated financial statements for the years ended September 30, 2006 and 2005. Deloitte's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two years ended September 30, 2006, and from September 30, 2006 through the effective date of Deloitte's termination, there have been no disagreements between the Company and Deloitte on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 have occurred during the two years ended September 30, 2006, or through the effective date of Deloitte's termination.

         The Company provided Deloitte with a copy of the foregoing disclosures and requested that they furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company set forth above, and if not, stating the respects in which it does not agree. Attached as Exhibit 16 to this Report is Deloitte's response letter.

         During the two years ended September 30, 2006 and from September 30, 2006 through the engagement of Beard Miller as the Company's independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted Beard Miller with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

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Item 9.01    Financial Statements and Exhibits
             ---------------------------------

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   The following exhibits are included with this Report:

       Exhibit No.      Description
       -----------      -----------

       16               Letter of Deloitte & Touche LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HARLEYSVILLE SAVINGS FINANCIAL CORPORATION


                                      By:  /s/ Brendan J. McGill
                                           -------------------------------------
                                      Name:  Brendan J. McGill
                                      Title: Senior Vice President and
                                              Chief Financial Officer

Date:  January 12, 2007




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